UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 21, 2016

GEN SERV, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-196040	46-3026985
(State)	(Commission File Number)	(IRS Employer Identification No.)

1348 Strawberry Lane

West Palm Beach, FL 33415-4510

(Address of principal executive offices, zip code)

(561) 568-1234

(Registrant’s telephone number, including area code)

State Agent and Transfer Syndicate, Inc.
112 N. Curry St. Carson City, NV 89703-4934
800-253-1013

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 21, 2016, Kenne Ruan CPA, PC (“Kenne Ruan”), notified Gen Serv, Inc., a Nevada corporation (the “Company”), that Kenne Ruan had resigned as the independent registered public accounting firm of the Company effective November 21, 2016.

The audit of Kenne Ruan regarding the Company’s balance sheet as of June 30, 2015 and the statements of operations, stockholders’ deficit and cash flows for the period then ended contained no adverse opinion or disclaimer of opinion except raising substantial doubt about the Company’s ability to continue as a going concern, nor were they qualified or modified as to uncertainty, or accounting principle.

From the period as of June 30, 2015, the Company had no disagreement with Kenne Ruan on any matter of accounting principles or practices, financial statement disclosure, or procedure, which disagreement, if not resolved to the satisfaction of Kenne Ruan, would have caused them to make reference thereto in their audit on the Company’s financial statements for such period. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kenne Ruan a copy of the above disclosures and requested Kenne Ruan to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Kenne Ruan’s response is attached as Exhibit 16.3 to this Current Report on Form 8-K.

(b) Appointment of new independent registered public accounting firm.

On November 16, 2016, the Directors approved the appointment of Kyle Tingle CPA, LLC (“Tingle”) as the Company’s new independent registered public accounting firm commencing for its year ended June 30, 2016.

In connection with the Company’s appointment of Tingle as the Company’s independent registered public accounting firm, the Company has not consulted Tingle on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.3	Letter from Kenne Ruan to the Securities and Exchange Commission dated November 21, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gen Serv, Inc.

Date: November 22, 2016	By:	/s/Chris Riker
Name: Chris Riker
Title: President

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